Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 1 Black Knight Financial Services, Inc. Second Quarter 2015 Earnings Results July 30, 2015

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 2 Disclaimer To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking statements or forward-looking information, as applicable, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively “forward-looking statements”). These forward-looking statements relate to, among other things: Black Knight Financial Services, Inc., (“BKFS”), Black Knight Financial Services, LLC and Black Knight InfoServ, LLC’s (“BKIS”) (collectively, “Black Knight”) expectations regarding projected cash flows and growth. Forward-looking statements can generally be identified by the use of words such as “should,” “intend,” “may,” “expect,” “believe,” “anticipate,” “estimate,” “continue,” “plan,” “project,” “will,” “could,” “would,” “target,” “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Such forward-looking statements are not to be viewed as facts and involve significant risks, contingencies and uncertainties, many of which are beyond the control of Black Knight. No assurance can be given that any particular forward- looking statement will be realized. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, cash flows that are based on assumptions about future economic conditions and courses of action as well as factors and assumptions set out below. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, regional, national or global political, economic, business, competitive, market and regulatory conditions and other risks detailed in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and other sections of BKFS’s Form S-1, related amendments and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this communication and, except as expressly required by applicable law, Black Knight assumes no obligation to update or revise them to reflect new events or circumstances. No representation or warranty is made with respect to the information included herein. The information herein should be kept confidential and is intended only for the recipient hereof. There are non-GAAP and pro forma financial measures used in this communication, including Adjusted Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Pro Forma Adjusted Net Earnings from Continuing Operations and Pro Forma Adjusted Net Earnings Per Share from Continuing Operations. These are important financial performance measures for Black Knight, but are not financial measures as defined by GAAP. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Black Knight uses these non-GAAP and pro forma financial performance measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Black Knight believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. See the Appendix for further information.

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 3 Company Overview Tom Sanzone, Chief Executive Officer

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 4 Our Mission To be the PREMIER BRAND for technology in the mortgage industry known for PRODUCT EXCELLENCE and to deliver INNOVATIVE, SEAMLESSLY INTEGRATED PRODUCTS with SUPERIOR CAPABILITIES, FUNCTIONALITY and SUPPORT that enable our clients to: • Realize greater efficiencies • Better manage and mitigate risk • Drive improved financial performance

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 5 Black Knight Overview 2014 Adjusted Revenues: $865M Servicing Technology $616 Origination Technology $93 Data & Analytics $156 71% 11% 18% Percent of all first mortgages processed using our servicing technology Mortgage servicers and 23 of top 25 mortgage originators Percent of U.S. population included in Black Knight data ~58% TOP 25 99.99% Top provider of integrated technology, data and analytics to the U.S. mortgage industry

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 6 Hosted SaaS solutions Economies of scale benefits Long-term contracts Significant and predictable recurring revenue Volume-based pricing with minimums; annual COLA Embedded volume and pricing growth Mission critical technology solutions and products Deep, long-term relationships CHARACTERISTICS BENEFITS Unique and Compelling Business Model

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 7 37.7% 43.1% H1 2014 H1 2015 Strong Track Record $425 $464 H1 2014 H1 2015 Transformation +9% Y/Y growth +540 bps Y/Y expansion  Optimized management team  Increased operational efficiency  Streamlined operations  Re-aligned sales organization  Repositioned Black Knight for organic growth  Product excellence  Innovative new product offerings  Enterprise sales approach  Performance management structure Adjusted EBITDA Margin (%) Adjusted Revenues ($mm) Black Knight Delivering

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 8 Powerful Sector Trends REGULATORY REQUIREMENTS CHANGING/INCREASING SIGNIFICANTLY LOWER VOLUMES PENALTIES AND RISK OF FINES MARGIN COMPRESSION UNQUANTIFIABLE AND INCREASING REGULATORY RISK MINIMAL TOLERANCE FOR ERRORS SIGNIFICANTLY ESCALATING EXPENSES MULTIPLE DISPARATE SYSTEMS QUALITY ISSUES INCREASED MANUAL LABOR HIGHER RISK PROFILE

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 9 Historically: Fragmented Industry; Multiple Technology Vendors

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 10 Black Knight Delivers Technology, Data and Analytics Across the Loan Lifecycle Broadest and most complete product offering versus any of our competitors

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 11 Servicing Technology BUSINESS OVERVIEW  Proven, reliable and comprehensive technology solutions that support all aspects of servicing and default – from loan boarding to disposition  Black Knight technologies help servicers improve quality, reduce cost and help mitigate risk  MSP, the industry’s leading servicing platform, is augmented by LoanSphere, a workflow and business process automation platform  2014 Adjusted Segment Revenues: $616 million (71% of total) KEY TRENDS  Heightened regulatory environment is pushing servicers to industry- standard technology and scalable solutions through workflow and rules-based technology

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 12 Origination Technology BUSINESS OVERVIEW  Loan Origination Systems automate and facilitate the origination or acquisition of mortgage loans  Empower supports retail and wholesale loan originations  LendingSpace supports correspondent loan originations  RealEC is a market-leading vendor marketplace and compliance solution  Exchange is a large, interconnected platform of real estate parties, allows lenders and service providers to connect and do business electronically  Closing Insight suite helps meet loan quality and disclosure requirements established by regulators and government sponsored entities  2014 Adjusted Segment Revenues: $93 million (11% of total)  Lenders looking to replace in-house technologies with scaled 3rd party providers that help manage increasing costs to originate loans KEY TRENDS

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 13 Data & Analytics  Data & Analytics (“D&A”) delivers solutions into multiple segments grouped into 3 primary categories:  Mortgage (Origination, Default & Servicing)  Secondary Market (Capital Market, Investors & Government)  Real Estate Professionals (Associations, Brokers/Agents & Title)  One of the largest public and proprietary data sets in the U.S., including 99.99% of the population and 96% of all mortgage transactions, enables unique D&A offerings delivered through our core platforms  2014 Adjusted Segment Revenues: $156 million (18% of total) BUSINESS OVERVIEW  Increasing need for integrated data & analytics to enhance decision making and minimize risk in response to changing customer dynamics, regulatory demands and risk appetite KEY TRENDS

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 14 Black Knight Growth Strategy Selectively Pursue Strategic Acquisitions Powerful Focus and Dedication to Staying Current with Regulatory Requirements Continue to Innovate and Introduce New Solutions Win New Clients in Existing Markets Further Penetration of Our Solutions with Existing Clients

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 15 Financial Overview Kirk Larsen, Chief Financial Officer

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 16 Financial Highlights Metrics Second Quarter 2015 First Half 2015 Adjusted Revenues $234.7 million, +7.5% $464.3 million, +9.3% Adjusted EBITDA $102.1 million, +18% $200.3 million, +25% Adjusted EBITDA Margin 43.5%, +400 bps 43.1%, +540 bps Pro Forma Adjusted Net Earnings from Continuing Operations $36.8 million, +31% $72.1 million, +46%

Technology

Adjusted Revenues ($mm)



+7% Y/Y growth
$178
$191
Q2 2014
Q2 2015
+8% Y/Y growth
$348
$376
H1 2014
H1 2015

Adjusted EBITDA Margin (%)



+340 bps Y/Y expansion
51.7%
55.1%
Q2 2014
Q2 2015
+490 bps Y/Y expansion
49.9%
54.8%
H1 2014
H1 2015

Q2 2015 Highlights

- **Strong loan count growth in Core Servicing**
- **Loan Origination Systems (LOS) growth from client go-live**
- **One-time termination fees in both LOS and Core Servicing**
- **Contribution from revenue increase and synergy drive margin expansion**

H1 2015 Highlights

- **Strong loan count growth in Core Servicing**
- **LOS growth from client go-live**
- **Large Closing Insight client**
- **Termination fees in both LOS and Core Servicing**
- **Contribution from revenue increase and synergy drive margin expansion**

Black Knight Financial Services

Confidential, Proprietary and/or Trade Secret
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

17

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 18 5.4% 14.9% Q2 2014 Q2 2015 2.5% 16.2% H1 2014 H1 2015 Data & Analytics +950 bps Y/Y expansion +8% Y/Y growth Adjusted EBITDA Margin (%) Adjusted Revenues ($mm) +15% Y/Y growth +1,370 bps Y/Y expansion  Strategic data deal  Increase in sales across several product lines Q2 2015 Highlights  Strategic data deals  Increase in sales across several product lines  Synergy annualization H1 2015 Highlights $41 $44 Q2 2014 Q2 2015 $77 $89 H1 2014 H1 2015

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 19 Capital Structure  Approximately $370 million liquidity (cash and revolver capacity)  Comprehensive refinancing and deleveraging of the capital structure in connection with IPO  Refinancing and repayment lowers cost of capital, benefiting all stakeholders (1) Excludes unamortized bond premium, original issue discount and debt issuance costs ($ in millions) As of 6/30/15 Maturity Pricing Cash and cash equivalents $70 New Revolver ($400mm) $100 2020 LIBOR + 225bps New Term Loan A 800 2020 LIBOR + 225bps New Term Loan B 400 2022 LIBOR + 300bps / 75bps floor Senior Notes 390 2023 5.75% Total Debt(1) $1,690 Net Debt $1,620 LTM 6/30/15 Adjusted EBITDA $395 Total Debt / LTM Adjusted EBITDA 4.3x Net Debt / LTM Adjusted EBITDA 4.1x Balance Sheet Highlights

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 20 Second Half 2015 Financial Guidance (as of July 29, 2015) Financial Metric Guidance Adjusted Revenues Growth 6% to 8% Adjusted EBITDA $205 million to $209 million Adjusted Net Earnings Per Share from Continuing Operations $0.47 to $0.49 Second half 2015 guidance is based upon the following estimates and assumptions:  TILA-RESPA integrated disclosure rules go into effect on October 3, 2015  Interest expense of ~$35 million  Depreciation and amortization expense of ~$55 million (excluding incremental depreciation and amortization expense resulting from purchase accounting)  Tax rate of 38.0% (fully distributed)  CAPEX of ~$40 million

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 21 Long-Term Financial Guidance (as of July 29, 2015) Financial Metric Guidance Adjusted Revenues Growth 6% to 8% Adjusted EBITDA Margin Expansion 50 bps to 100 bps Adjusted Net Earnings Per Share from Continuing Operations Growth Mid-teens

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 22 Appendix

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 23 Non-GAAP Financial Measures Adjusted Revenues – We define Adjusted Revenues as reported revenue adjusted to include the revenue that was not recorded by the Company during the period presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. Adjusted EBITDA – We define Adjusted EBITDA as Operating income (loss) before depreciation and amortization, with further adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) the deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (ii) equity-based compensation; (iii) acquisition-related costs; (iv) non-recurring costs associated with the achievement of synergies; (v) charges associated with material legal and regulatory matters; (vi) member management fees paid to FNF and THL Managers LLC; (vii) exit costs, impairments and other charges; (viii) one-time costs associated with the initial public offering; and (ix) other significant, non-recurring items. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Pro Forma Adjusted Net Earnings from Continuing Operations – We define Pro Forma Adjusted Net Earnings as Earnings (loss) from continuing operations before income taxes with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) adjustment for income tax expense at our estimated effective tax rate, excluding noncontrolling interest; (ii) assume the exchange of all the outstanding shares of our Class B common stock into shares of our Class A common stock, which eliminates the noncontrolling interest in Black Knight; (iii) adjustments to calculate Adjusted EBITDA as described above; (iv) adjustments to present interest expense as if the amount of debt outstanding and applicable interest rates as a result of the debt refinancing were consistent for all periods; and (v) adjustment for the net incremental depreciation and amortization adjustments associated with the application of purchase accounting. Pro Forma Adjusted Net Earnings from Continuing Operations for the second quarter of 2015 include the results of operations for the full period, including the period prior to the initial public offering. Pro Forma Adjusted Net Earnings Per Share from Continuing Operations – We calculate Pro Forma Adjusted Net Earnings Per Share from Continuing Operations using Pro Forma Adjusted Net Earnings from Continuing Operations and assuming the exchange of all shares of Class B common stock into shares of our Class A common stock at the beginning of the respective period, as well as the dilutive effect of any unvested restricted Class A common shares.

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 24 Non-GAAP Reconciliations: Adjusted Revenues Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31, ($ in millions) 2014 2015 2014 2015 2014 Technology: Revenues (as reported) $ 173.8 $ 188.4 $ 339.9 $ 370.7 $ 695.5 Deferred Revenue Adjustment 4.1 2.6 8.0 5.0 12.7 Adjusted Revenues $ 177.9 $ 191.0 $ 347.9 $ 375.7 $ 708.2 Data and Analytics: Revenues (as reported) $ 40.5 $ 43.7 $ 76.9 $ 88.5 $ 156.5 Deferred Revenue Adjustment — — — — 0.1 Adjusted Revenues $ 40.5 $ 43.7 $ 76.9 $ 88.5 $ 156.6 Consolidated: Revenues (as reported) $ 214.3 $ 232.1 $ 416.8 $ 459.3 $ 852.1 Deferred Revenue Adjustment 4.1 2.6 8.0 5.0 12.8 Adjusted Revenues $ 218.4 $ 234.7 $ 424.8 $ 464.3 $ 864.9

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 25 Non-GAAP Reconciliations: Adjusted EBITDA Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2014 2015 2014 2015 Operating Income (Loss) (as reported) $ 16.4 $ 38.3 $ (47.8) $ 83.8 Depreciation and Amortization 47.2 48.8 94.1 94.7 EBITDA $ 63.6 $ 87.1 $ 46.3 $ 178.5 Deferred Revenue Adjustment 4.1 2.6 8.0 5.0 Equity-Based Compensation 1.6 7.7 3.1 9.5 Transition and Integration Costs 16.9 1.4 102.9 3.6 IPO Costs - 3.3 - 3.7 Adjusted EBITDA $ 86.2 $ 102.1 $ 160.3 $ 200.3 Adjusted EBITDA Margin (%) 39.5% 43.5% 37.7% 43.1%

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 26 Non-GAAP Reconciliations: Adjusted EBITDA by Segment Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2014 2015 2014 2015 Technology: Operating Income (as reported) $ 44.4 $ 58.2 $ 77.5 $ 114.6 Depreciation and Amortization 42.2 44.5 85.1 86.1 EBITDA $ 86.6 $ 102.7 $ 162.6 $ 200.7 Deferred Revenue Adjustment 4.1 2.6 8.1 5.0 Transition and Integration Costs 1.3 — 3.0 — Adjusted EBITDA $ 92.0 $ 105.3 $ 173.7 $ 205.7 Adjusted EBITDA Margin (%) 51.7% 55.1% 49.9% 54.8% Data and Analytics: Operating Income (as reported) $ (1.3) $ 3.1 $ (5.2) $ 7.6 Depreciation and Amortization 3.4 3.4 6.7 6.7 EBITDA $ 2.1 $ 6.5 $ 1.5 $ 14.3 Deferred Revenue Adjustment — — (0.1) — Transition and Integration Costs 0.1 — 0.5 — Adjusted EBITDA $ 2.2 $ 6.5 $ 1.9 $ 14.3 Adjusted EBITDA Margin (%) 5.4% 14.9% 2.5% 16.2%

Black Knight Financial Services Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2015 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 27 Non-GAAP Reconciliations: Pro Forma Adjusted Net Earnings from Continuing Operations Three Months Ended June 30, Six Months Ended June 30, ($ in millions, except per share) 2014 2015 2014 2015 Net Earnings (Loss) from Continuing Operations (as reported) $ (24.6) $ 7.9 $ (114.3) $ 22.5 Depreciation and Amortization Adjustment 22.7 22.5 46.1 43.4 Deferred Revenue Adjustment 4.1 2.6 8.0 5.0 Equity-Based Compensation 1.6 7.7 3.1 9.5 Transition and Integration Costs 24.9 1.4 110.9 3.6 IPO Costs - 8.1 - 8.5 Adjusted Net Earnings from Continuing Operations $ 28.7 $ 50.2 $ 53.8 $ 92.5 Interest Expense Pro Forma Adjustment 16.3 8.8 31.8 23.3 Income Tax Pro Forma Adjustment (17.0) (22.2) (36.1) (43.7) Pro Forma Adjusted Net Earnings from Continuing Operations $ 28.0 $ 36.8 $ 49.5 $ 72.1 Pro Forma Adjusted Net Earnings Per Share from Continuing Operations $ 0.24 Weighted Average Pro Forma Adjusted Shares Outstanding 152.5